UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TEGNA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703)-873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on February 22, 2022, TEGNA Inc., a Delaware corporation (“TEGNA” or the “Company”), entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 thereto on March 10, 2022, the “Merger Agreement”), with Teton Parent Corp., a Delaware corporation (“Parent”), Teton Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, Community News Media LLC, a Delaware limited liability company (“CNM”), CNM Television Holdings I LLC, a Delaware limited liability company and a direct wholly owned subsidiary of CNM (“CNM Holdings”), SGCI Holdings III LLC, a Delaware limited liability company (“SGCI”), P Standard General Ltd., a British Virgin Islands exempted company (“PSG”), Standard General Master Fund L.P., a Cayman Islands limited partnership (“SG I”), Standard General Master Fund II L.P., a Cayman Islands limited partnership (“SG II”), and Standard General Focus Fund L.P., a Delaware limited partnership (“SG Focus” and, together with SGCI, PSG, SG I and SG II, the “SG Holders”), CMG Media Corporation, a Delaware corporation (“CMG” and, together with Parent, Merger Sub and CNM, the “Parent Entities”), CMG Media Operating Company, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of CMG (“CMG Media”), CMG Farnsworth Television Holdings, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of CMG Media (“CMG Newco 1”), CMG Farnsworth Television Operating Company, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of CMG Newco 1 (“CMG Newco 2”), Teton Midco Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Midco”), Teton Opco Corp., a Delaware corporation and a direct, wholly owned subsidiary of Midco (“Opco”) and CMG Farnsworth Television Acquisition Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of CMG (“CNM Merger Sub” and, together with the Parent Entities, CNM Holdings, CMG Media, the SG Holders, CMG Newco 1, CMG Newco 2, Midco and Opco, the “Parent Restructuring Entities”). Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into TEGNA (the “Merger”), with TEGNA continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

As previously disclosed, on March 8, 2022, the parties to the Merger Agreement (the “Parties”) filed their respective premerger notification and report forms with respect to transactions contemplated by the Merger Agreement and by that certain Contribution, Exchange and Merger Agreement entered into concurrently with the Merger Agreement by the Parent Restructuring Entities (as may be amended or supplemented, the “Contribution Agreement”) with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Also, as previously disclosed, the Parties voluntarily withdrew their respective premerger notification and report forms and then refiled their respective premerger notification and report forms on April 11, 2022.

On May 11, 2022, the Parties received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the transactions contemplated by the Merger Agreement and the Contribution Agreement. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after the Parties have substantially complied with the Second Request, unless the waiting period is terminated earlier by the DOJ or extended by agreement of the Parties. The Parties will continue to cooperate with the DOJ staff in its review of the transactions contemplated by the Merger Agreement and the Contribution Agreement.

The Parties expect that the Merger will be completed in the second half of 2022.

Completion of the Merger remains subject to the termination or expiration of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (the “SEC”) the definitive proxy statement (the “Proxy Statement”) on April 13, 2022. Mailing of the Proxy Statement occurred on or about April 13, 2022. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, are included in the Proxy Statement. You may also find additional information about the Company’s directors and executive officers in the Proxy Statement and in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on May 12, 2022 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Quarterly Reports on Form 10-Q, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction between TEGNA and affiliates of Standard General and the related transactions involving the parties to the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties to the proposed transaction, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties to the proposed transaction, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic (including the effect of COVID-19 on the Company’s revenues, particularly its nonpolitical advertising revenues), which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Name: Akin S. Harrison
Title: Senior Vice President and General Counsel

Date: May 12, 2022